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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 15, 2002
                                                         --------------


                           URANIUM POWER CORPORATION
                           ------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Colorado
                                   ---------
                (State or Other Jurisdiction of Incorporation)

              0-27659                                        None
              -------                                     ----------
     (Commission file number)                  (IRS employer identification no.)

        206-475 Howe Street, Vancouver, British Columbia, Canada VC 2B3
      -------------------------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (604) 685-8355
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

                               Page 1 of 3 Pages


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ITEM 5.

        A 10QSB filing was erroneously submitted earlier today on behalf of Uranium Power Corporation. It includes information about a company named Uranium Resources, Inc. which is unrelated to Uranium Power Corporation. This filing was NOT made on behalf of Uranium Power Corporation, nor does it include any information pertaining to the Company.

        A separate letter is being sent to the SEC requesting that the filing be deleted from the SEC database. Since such requests require a time-consuming process at the SEC we are submitting this filing to minimize confusion to shareholders and the investing public.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           By:  /s/ Thornton J. Donaldson
                                               -------------------------------
                                               Thornton J. Donaldson
                                               President and Director

Dated: May 15, 2002

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